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                                                                    Exhibit 23.1

                                                          [ARTHUR ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-60266.

                                                         /s/ Arthur Andersen LLP

Chicago, Illinois
March 25, 2002